Franchise Arrangements	12 Months Ended
Dec. 31, 2017
Franchise Arrangements [Abstract]
Franchise Arrangements
Franchise arrangements

Individual franchise arrangements generally include a lease and a license and provide for payment of initial fees as well as continuing rent and service fees (royalties) to the Company based upon a percentage of sales with minimum rent payments. The Company’s franchisees are granted the right to operate a restaurant using the McDonald’s system and, in most cases, the use of a restaurant facility, generally for a period of 20 years. Franchisees pay related occupancy costs including property taxes, insurance and maintenance. Pursuant to the MFAs, the Company pays initial fees and continuing service fees for franchised restaurants to McDonald’s Corporation. Therefore, the margin for franchised restaurants is primarily comprised of rental income net of occupancy expenses (depreciation for owned property and equipment and/or rental expense for leased properties).

At December 31, 2017 and 2016, net property and equipment under franchise arrangements totaled $138,587 and $140,000, respectively (including land for $41,057 and $39,273, respectively).

Revenues from franchised restaurants for fiscal years 2017, 2016 and 2015 consisted of:

	2017	2016	2015
Rent	$155,405	$123,311	$121,122
Initial fees (i)	1,205	1,386	611
Royalty fees (ii)	659	599	628
Total	$157,269	$125,296	$122,361

(i)	Presented net of initial fees paid to McDonald’s Corporation for $1,417, $1,588 and $747 in 2017, 2016 and 2015, respectively.

(ii)	Presented net of royalties fees paid to McDonald’s Corporation for $64,806, $50,839 and $49,742 in 2017, 2016 and 2015, respectively.

At December 31, 2017, future minimum rent payments due to the Company under existing franchised agreements are:

	Owned sites	Leased sites	Total
2018	$5,651	$59,667	$65,318
2019	5,185	56,869	62,054
2020	4,782	53,615	58,397
2021	4,462	48,347	52,809
2022	3,795	41,043	44,838
Thereafter	18,561	160,860	179,421
Total	$42,436	$420,401	$462,837